UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 28, 2007

Abington Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-52705	20-8613037
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

180 Old York Road, Jenkintown, Pennsylvania	19046
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(215) 886-8280

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Not applicable.

(e)           On November 28, 2007, certain amendments to each of the following agreements and plans were approved by the Board of Directors of Abington Bancorp, Inc. (the "Company") and/or Abington Savings Bank (the "Bank"), as applicable:

•	Amended and Restated Employment Agreement between Abington Bancorp, Inc. and Robert W. White;

•	Amended and Restated Employment Agreement between Abington Savings Bank and Robert W. White;

•	Amended and Restated Employment Agreement between Abington Savings Bank and Jack J. Sandoski;

•	Amended and Restated Employment Agreement between Abington Savings Bank and Edward W. Gormley;

•	Amended and Restated Employment Agreement between Abington Savings Bank and Frank Kovalcheck;

•	Amended and Restated Employment Agreement between Abington Savings Bank and Eric L. Golden;

•	Abington Savings Bank Amended and Restated Executive Deferred Compensation Plan;

•	Abington Savings Bank Amended and Restated Directors Deferred Compensation Plan;

•	Abington Savings Bank Amended and Restated Board of Directors Retirement Plan;

•	Abington Savings Bank Amended and Restated Supplemental Executive Retirement Plan;

•	Abington Bancorp, Inc. Amended and Restated 2005 Stock Option Plan; and

•	Abington Bancorp, Inc. Amended and Restated 2005 Recognition and Retention Plan and Trust Agreement.

The purpose of the amendments was to make changes necessary to ensure that such agreements and plans comply with the final regulations issued under Section 409A of the Internal Revenue Code of 1986, as amended.

The foregoing description is qualified in its entirety by reference to the agreements and plans, copies of which are attached as Exhibits 10.1 through 10.12 to this Current Report on Form 8-K and incorporated herein by reference.

(f)           Not applicable.

Item 9.01               Financial Statements and Exhibits

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits

The following exhibits are included herewith.

Number	Description

10.1	Amended and Restated Employment Agreement between Abington Bancorp, Inc. and Robert W. White

10.2	Amended and Restated Employment Agreement between Abington Savings Bank and Robert W. White

10.3	Amended and Restated Employment Agreement between Abington Savings Bank and Jack J. Sandoski

10.4	Amended and Restated Employment Agreement between Abington Savings Bank and Edward W. Gormley

10.5	Amended and Restated Employment Agreement between Abington Savings Bank and Frank Kovalcheck

10.6	Amended and Restated Employment Agreement between Abington Savings Bank and Eric L. Golden

10.7	Abington Savings Bank Amended and Restated Executive Deferred Compensation Plan

10.8	Abington Savings Bank Amended and Restated Directors Deferred Compensation Plan

10.9	Abington Savings Bank Amended and Restated Board of Directors Retirement Plan

10.10	Abington Savings Bank Amended and Restated Supplemental Executive Retirement Plan

10.11	Abington Bancorp, Inc. Amended and Restated 2005 Stock Option Plan

10.12	Abington Bancorp, Inc. Amended and Restated 2005 Stock Recognition and Retention Plan and Trust Agreement

                                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ABINGTON BANCORP, INC.

Date: November 29, 2007
	By:	/s/ Robert W. White
Robert W. White
Chairman, President and Chief Executive Officer

            EXHIBIT INDEX

Number	Description

10.1	Amended and Restated Employment Agreement between Abington Bancorp, Inc. and Robert W. White

10.2	Amended and Restated Employment Agreement between Abington Savings Bank and Robert W. White

10.3	Amended and Restated Employment Agreement between Abington Savings Bank and Jack J. Sandoski

10.4	Amended and Restated Employment Agreement between Abington Savings Bank and Edward W. Gormley

10.5	Amended and Restated Employment Agreement between Abington Savings Bank and Frank Kovalcheck

10.6	Amended and Restated Employment Agreement between Abington Savings Bank and Eric L. Golden

10.7	Abington Savings Bank Amended and Restated Executive Deferred Compensation Plan

10.8	Abington Savings Bank Amended and Restated Directors Deferred Compensation Plan

10.9	Abington Savings Bank Amended and Restated Board of Directors Retirement Plan

10.10	Abington Savings Bank Amended and Restated Supplemental Executive Retirement Plan

10.11	Abington Bancorp, Inc. Amended and Restated 2005 Stock Option Plan

10.12	Abington Bancorp, Inc. Amended and Restated 2005 Stock Recognition and Retention Plan and Trust Agreement